                                                                   EXHIBIT 10.31

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                            AT&T / BRONNER SLOSBERG HUMPHREY
                                            PAGE l OF 1

                             ADVERTISING AGREEMENT
                                  WITNESSETH:

That in consideration of the agreements expressed herein, AT&T Corp. ("AT&T") having an office at 295 N. Maple Avenue, Basking Ridge, New Jersey 07920 and Bronner Slosberg Humphrey a Corporation of the state of Massachusetts ("Agency"), having an office at 800 Boyleston Street, Boston, Massachusetts 02199 do hereby agree as follows:

I. Agreement G00040D between Agency and AT&T is incorporated herein, and its terms and conditions will be applicable to the services authorized hereunder.

II. Agency shall perform advertising and direct mail services ("Work") for AT&T's Marketing organization in support of various programs/markets, as requested by AT&T, commencing January 1, 1999 and ending December 31, 1999.

III. Attachment A, attached hereto and hereby made a part hereof, Paragraph I establishes Contract Number, Billing Number, Compensation ("Annual Fee"), Incremental Monthly Payment ("Monthly Fee"), and Reimbursable Expense allocation associated with each program/market to be supported by Agency hereunder. Agency's Annual Fee for services authorized hereunder includes the costs of all labor, and materials and equipment associated with performing services necessary to complete Work required hereunder. In addition to such payments, AT&T agrees to pay Agency a performance bonus, pursuant to Attachment A, Paragraph II, if in AT&T's sole discretion and judgment, Agency's overall performance rating is above or well above target.

IV. AT&T agrees to reimburse Agency at actual cost incurred for a) out-of-pocket expenses for third party production and media fees, as set forth in Attachment A, Paragraph III, incurred in accordance with Approved Estimates, and b) travel and living expenses incurred while on AT&T approved travel assignments pursuant to Exhibit A, Paragraph IV. Agency shall list a) and b) as separate items on each invoice, which shall be accompanied by receipts substantiating expenses. Agency shall retain all such records for a period of not less than three (3) calendar years after the expiration of this Agreement.

V. Invoices for Work performed hereunder shall be submitted monthly, reflect the applicable Billing Number, pursuant to Attachment A, Paragraph I, and be submitted in duplicate, as follows:

           AT&T
           Craig Farber, Room 3447G2
           295 North Maple Avenue
           Basking Ridge, NJ 07920

VI. AT&T's Marketing Representative is Craig Farber and AT&T's Supplier Management/Agreement Representative is Antoinette Hein or such other persons as may be designated in writing by AT&T from time to time. Agency's Representative is Gretchen Gayton or such other person as may be designated in writing by Agency from time to time.

ACCEPTED:

    BRONNER SLOSBERG HUMPHREY, INC.                 AT&T CORP.

           /s/ Meryl K. Beckingham              /s/ Michael McGowan
      By: _________________________         By: ___________________________
              (Signature)                            (Signature)

     Meryl K. Beckingham                           Michael McGowan
     EVP/Chief Financial Officer       Supplier Management District Manager
     _______________________________   _____________________________________
     (Name & Title Typed or Printed)      (Name & Title Typed or Printed)

             4/12/99                                  3/26/99
     _______________________________   _____________________________________
             (Date)                                   (Date)

                                          AT&T / BRONNER SLOSBERG HUMPHREY
                                          ATTACHMENT 1
                                          PAGE 1 OF 4


I. PROGRAM/MARKET, CONTRACT NUMBER, BILLING NUMBER, ANNUAL FEE, MONTHLY FEE, AND REIMBURSABLE EXPENSE ALLOCATION

-------------------------------------------------------------------------------------------------------------------
Program/Market                         Contract      Billing      Annual Fee      Monthly Fee         Reimbursable
                                        Number        Number                                             Expense
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA191D             26307      [***]           [***]                $45,000
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA192D             26358      [***]           [***]                $54,000
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA193D             26368      [***]           [***]                $     0
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA194D             26449      [***]           [***]                $15,950
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA2O9D             26710      [***]           [***]                $10,500
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA195D             26474      [***]           [***]                $ 9,200
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA196D             26509      [***]           [***]                $ 4,800
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA197D             26560      [***]           [***]                $     0
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA198D             26602      [***]           [***]                $43,100
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA199D             26626      [***]           [***]                $43,100
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA200D             26631      [***]           [***]                $   500
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA2O1D             26636      [***]           [***]                $34,375
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA2O2D             26692      [***]           [***]                $     0
-------------------------------------------------------------------------------------------------------------------
   [***]                             LMA2O3D             26696      [***]           [***]                $ 6,540
-------------------------------------------------------------------------------------------------------------------

II.  BONUS

   Agency's bonus shall be based upon its annual performance evaluation, which shall be at AT&T's sole discretion and judgement, as follows:

    A. [***] if Agency's overall performance rating is above target

    B. [***] if Agency's overall performance rating is well above target

   Agency's Annual Fee as set forth in Paragraph I above, prorated for the period worked, shall be used as a basis for calculating Agency's bonus, if any.

III. THIRD PARTY EXPENSES (In Conjunction With Estimates)

   AT&T agrees to reimburse Agency for production costs and expenses paid by Agency to third parties, limited to those set forth below or as otherwise specifically agreed to by the parties, provided that they have been actually incurred by Agency and Agency has first secured an approved Estimate to incur such costs. Reimbursement will only be for net out-of-pocket actual cost incurred by Agency and will not include any other costs therefor.

    A. Publication Advertising and Out-Of-Home Advertising

      1. Type composition, printing, engraving, electrotypes, finished art, photographs, photostats and other reproduction mats, stereotypes, quantity proofs

      2. Endorsement fees, testimonials, etc.

      3. Fashion coordination performed by studio and/or stylist

      4. Talent for use in test and/or finished advertising

      5. Production of test advertisements

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.

                                      AT&T / BRONNER SLOSBERG HUMPHREY
                                      ATTACHMENT 1
                                      PAGE 2 OF 4


      6. Research and licensing costs for stock photography

      7. Location scouting

      8. All other elements required to produce publications and out-of-door advertising not referred to above

      9. Release prints and duplicate tapes for distribution

     10. Distribution of release prints and duplicate tapes

B.  Broadcast and Electronic Advertising

      1. Packaged shows and films

      2. Programs and scripts by outside specialty writers or producers

      3. Music rights, jingles, prize money, dramatic literary or musical adaptations or arrangements

      4. Production charges for filming, taping or recording commercials

      5. Film production charges, studio and equipment rentals, scenery, props and costumes and location scouting

      6. Fashion coordination/hair and makeup by studio and/or stylist

      7. Release prints and duplicate tapes for distribution

      8. Distribution of release prints and duplicate tapes

      9. Motion picture, slide and slidefilm processing

     10. Music production associated with creative presentations, demos and test ads

     11. Talent, including voice over, associated with creative presentations, demos and test ads

     12. Closed captioning expenses

C.  Postage, Express and Freight

      1. Shipment of advertising materials to Agency's, third party subcontractors

D.  Electronic Media

      1. Travel

      2. Website, software and program development

E.  Research

      1. Test materials


NOTE: ALL OTHER THIRD PARTY COSTS AND EXPENSES INCURRED (EXCEPT THOSE DESCRIBED IN PARAGRAPH IV BELOW) ARE NOT REIMBURSABLE AND ARE INCLUDED IN AGENCY'S TOTAL ANNUAL FEE SET FORTH IN PARAGRAPH I ABOVE.

                                          AT&T / BRONNER SLOSBERG HUMPHREY
                                          ATTACHMENT 1
                                          PAGE 3 OF 4


IV.  REIMBURSABLE TRAVEL EXPENSES

  Reasonable travel and living expenses directly related to assignments performed under this Agreement as approved by AT&T, shall be reimbursable. Reimbursable expenses shall be itemized and substantiated by receipts or other credible evidence acceptable to AT&T and in accordance with the guidelines hereunder. Expenses shall be billed at actual cost incurred and invoices for all reimbursable expenses shall list the date(s), copy, person(s) visited and business purpose for the expense.

  A. Land Travel

     Use public transportation as a first choice, personal car as a second choice, and car rental as the last choice. Reasonable cab/taxi, bus, rail or car rental expenses will be reimbursed along with associated receipts from tolls, tips, and parking fees will be reimbursed by AT&T, unless otherwise specifically state herein.

     Mileage, as approved yearly by the IRS, will be reimbursed for use of personal automobiles for services provided on behalf of AT&T. Allowable mileage is determined by deducting the normal commuting mileage from total miles actually incurred. Maximum allowable mileage between Manhattan and New Jersey shall not exceed 80 miles round-trip (no exceptions).

     Cab fare will only be reimbursed when used from Agency's location to the production house and return. Cab fare for "late nights" (after 8:00 pm) will be reimbursed. Cabs to Agency's employee's home will only be reimbursed if they are taken from the airport. Cabs to pickup rental cars are not reimbursable. Tolls, mileage and train fare are reimbursable when work is performed on weekends.

     Rental car charges within Agency's city will not be reimbursable.

     If a rental car is used to attend a meeting outside of Manhattan, a maximum of $60.00 will be reimbursed, excluding tolls.

     Refueling - All rental cars must be refueled prior to returning. Cost for the rental car company to refuel will not be reimbursed.

 B.  Air Travel & Associated Expenses

    1. Air Travel

      a)  Must accept lowest available fare based on the following time window:
      b) Coach service for all domestic travel; Business service for international travel (international under 5 hours must be coach).
      c) Should consider other, lower-priced discounted fare opportunities whenever possible, e.g., non-refundable, Saturday night stay, connections, alternate airports, etc.
      d) Use of electronic tickets (e-tickets) encouraged to reduce process costs.
      e) Must return unused fully refundable tickets in a timely manner. Non-refundable tickets must be used on next applicable business trip.

    2. Lodging

      a) Require use of moderate or economy priced hotels (vs. upscale/luxury) when available

      When shooting, agencies should stay in the same hotel as AT&T, not to exceed $150 per night. However, lower rates should be used if available. Agency shall only invoice hotel expenses that are directly related to the work performed under this Agreement. Expenses incurred at hotels for AT&T business-related (fax, typing, photocopying) are reimbursable.

                                        AT&T I BRONNER SLOSBERG HUMPHREY
                                        ATTACHMENT 1
                                        PAGE 4 OF 4


  3. Rental Car

    a) Rent a car only when more cost effective than other modes of transportation (e.g., hotel shuttles, public transportation, taxis, airport shuttles).

    b) Must rent compact/subcompact size car unless two or more people are traveling in which case a midsize car is acceptable.

    c) All rental cars must be refueled prior to returning. Cost for the rental car company to refuel will not be reimbursed.

4.  Meals

    a)  Meal expenses are only reimbursable when traveling overnight.

    b) Maximum daily reimbursement for business meals is $35 recognizing meal costs may be higher in certain metropolitan areas and international locations. In no event shall daily meal allowance exceed $65.00 when metropolitan areas or international locations are involved.

5.  Miscellaneous Expenses

    a) Laundry: Reasonable laundry expenses will be reimbursed for trips that extend beyond five days.

    b) Business Calls: Business calls made on AT&T's behalf while staying overnight are reimbursable. Personal calls will not be reimbursed. Calls must list reason and person called and be on the AT&T network.

    c)  Airplane Calls: Not reimbursed for any reason.

    d) Movies: In-room and Airplane Movies: Movies rented while on company business will not be reimbursed.

    e) Periodicals: Magazines, newspapers, and books are not reimbursable unless specifically requested, in writing, by AT&T.

    f)  Flowers: Flowers for any reason are not reimbursable.

    g) Federal Express: All Federal Express receipts must list the reason for the overnight and who authorized the request. If a complete reason is not listed, it will not be reimbursed.

    h) Health Club and Mini Bars: Health club and mini bar expenses will not be reimbursed for any reason.

NOTE 1: IT IS AGREED AND UNDERSTOOD THAT AT&T IS NOT RESPONSIBLE NOR WILL IT REIMBURSE ANY ENTERTAINMENT EXPENSES INCURRED BY AGENCY.

NOTE 2: WHEN PERFORMING SERVICES LISTED BELOW, AGENCY SHALL ADHERE TO THE
        FOLLOWING:


                                                   Maximum Number of Employees

         . Location Shoots                                        3
         . Press Runs                                             1
         . Production                                             3
         . Strategy Meetings or Review Meetings                   *
         . Research Meetings (Focus Groups)                       *

* Agency shall propose appropriate attendance to AT&T for approval prior to performing services. In no event shall the number of employees exceed three
  (3).

                                       AT&T / BRONNER SLOSBERG HUMPRHEY
                                       Amendment 01
                                       Page 1 of 1


                    AGREEMENT AMENDMENT

Contractor:  Bronner Slosberg Humphrey
             800 Boyleston Street
             Boston, Massachusetts 02199

Agreements LMA194D, LMA209D, LMA195D, LMA196D, LMA197D dated April 12, 1999, between AT&T Corp. ("Company") and Contractor are hereby amended as follows:

1) Attachment 1, Paragraph I is modified to change the Annual and Monthly Fees for the aforementioned Agreements, as follows:

-------------------------------------------------------------------------------
   Contract                     Annual Fee                        Monthly Fee
   Number
-------------------------------------------------------------------------------
   LMA194D                     [***]                               [***]
-------------------------------------------------------------------------------
   LMA209D                     [***]                               [***]
-------------------------------------------------------------------------------
   LMA195D                     [***]                               [***]
-------------------------------------------------------------------------------
   LMA196D                     [***]                               [***]
-------------------------------------------------------------------------------
   LMA197D                     [***]                               [***]
-------------------------------------------------------------------------------

All other terms and conditions to remain unchanged.

Accepted:

    BRONNER SLOSBERG HUMPHREY, INC.                 AT&T CORP.

          /s/ Meryl K. Beckingham               /s/ Antoinette Hein
      By: _________________________         By: ___________________________
              (Signature)                            (Signature)


         Meryl K. Beckingham                      Antoinette Hein
       Chief Financial Officer                 Procurement Specialist
     _______________________________   _____________________________________
     (Name & Title Typed or Printed)      (Name & Title Typed or Printed)

             5/12/99                                  5/12/99
     _______________________________   _____________________________________
             (Date)                                   (Date)

CONFIDENTIAL INFORMATION HAS BEEN OMITTED PURSUANT TO RULE 406 UNDER THE SECURITIES ACT AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE LOCATIONS OF THE OMITTED INFORMATION HAVE BEEN INDICATED WITH ASTERISKS.